Liquidity and Going Concern (Details) - USD ($) $ in Millions	6 Months Ended
	Jan. 31, 2022	Jan. 31, 2021
Liquidity and Going Concern (Details) [Line Items]
Net loss from continuing operations	$ 2.3	$ 8.0
cash and short-term investment	3.7
Trading Securities	2.4
Current liabilities	2.6
Receivable from buyers of LGC payment	2.3
Cash	$ 3.7
Warrant [Member]
Liquidity and Going Concern (Details) [Line Items]
Warrant Descriptions	In October 2021, the Company raised proceeds of $1.1 million from exercise of warrants to purchase 389,955 of its ordinary shares by warrant holders who subscribed for ordinary shares in the registered direct offering closed in November 2020.